OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
Debtor In Posession Case #97-06084
Comparative Balance Sheet Information

                                                   (UNAUDITED)   (UNAUDITED)               (UNAUDITED)    (UNAUDITED)
                                                    MARCH 31,    FEBRUARY 29,                MARCH 31,    FEBRUARY 29,
                                                      2000           2000                      2000           2000
                                                       ESD            ESD        CHANGE      CORPORATE      CORPORATE      CHANGE
                                                   -------------------------------------    --------------------------------------
CURRENT ASSETS
Cash                                                   13,357         17,469      (4,112)       157,746        161,402      (3,656)
Restricted cash held in escrow                           --             --          --             --
Accounts receivable
  A/R--trade                                        9,463,759      9,902,508    (438,749)          --             --          --
  A/R--remediation systems                            218,920           --       218,920           --             --          --
  A/R--employees                                       18,508         16,485       2,023           --             --          --
  A/R--supplemental                                      --             --          --             --             --          --
  A/R--miscellaneous                                    1,050           --         1,050      1,224,094      1,224,094        --
  Allowance for doubtful accounts                    (288,713)      (497,534)    208,821     (1,076,094)    (1,076,094)       --
                                                   -------------------------------------    --------------------------------------
    Accounts receivable, net                        9,413,524      9,421,459      (7,935)       148,000        148,000        --
                                                   -------------------------------------    --------------------------------------
Costs and earnings in excess of billings            4,604,097      4,749,180    (145,083)          --
Costs and earnings in excess of billings
 for Remediation Systems                              664,713        676,049     (11,336)          --
Prepaid expenses                                      238,791        219,149      19,642         62,350        119,948     (57,598)
                                                   -------------------------------------    --------------------------------------
TOTAL CURRENT ASSETS                               14,934,482     15,083,306    (148,824)       368,096        429,350     (61,254)
                                                   -------------------------------------    --------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                   2,168,479      2,172,681      (4,202)          --             --          --
  Automotive equipment                                932,781        932,781        --             --             --          --
  Office furniture and equipment                    1,020,976      1,017,001       3,975         27,206         27,206        --
  Land, Building, and leasehold improvements          107,729        107,729        --             --             --          --
                                                   -------------------------------------    --------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                    4,229,965      4,230,192        (227)        27,206         27,206        --
  Accum. Depreciation                              (3,382,137)    (3,355,457)    (26,680)       (27,206)       (27,206)       --
                                                   -------------------------------------    --------------------------------------
TOTAL PROPERTY & EQUIP., NET                          847,828        874,735     (26,907)          --             --          --
                                                   -------------------------------------    --------------------------------------
Other Assets                                           88,049         88,941        (892)        41,622         41,622        --
Investment & Intercompany in Subsidiaires                --             --          --       74,375,431     74,375,431        --
                                                   -------------------------------------    --------------------------------------
TOTAL ASSETS                                       15,870,359     16,046,982    (176,623)    74,785,149     74,846,403     (61,254)
                                                   =====================================    ======================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                    945,948        933,480      12,468         28,145         33,427      (5,282)
  Accounts payable - remediation systems              883,634        676,049     207,585           --             --          --
  Line of Credit with GMAC                               --             --          --       25,751,101     25,704,314      46,787
  Transfer of Pre-petition preference
   collections from vendors                              --             --          --         (963,284)      (925,021)    (38,263)
                                                   -------------------------------------    --------------------------------------
  Line of Credit with GMAC, net of
   pre-petition preferences                              --             --          --       24,787,817     24,779,293       8,524
  Accrued expenses, excluding bankruptcy costs        530,308        562,441     (32,133)         7,573          8,308        (735)
  Estimated claims against cash held in escrow           --             --          --             --             --          --
                                                   -------------------------------------    --------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES             8,790,566      8,779,750      10,816      9,742,391      9,548,008     194,383
Intercompany Notes Payable                          7,435,857      7,435,857        --                                        --
Pre Petition Preference collections from vendors         --             --          --          963,284        925,021      38,263
Pre Petition Liabilities                                 --             --          --        3,606,863      3,606,863        --
Pre Petition Estimated Construction Claims               --             --          --                                        --
                                                   -------------------------------------    --------------------------------------
  TOTAL LIABILITIES                                16,226,423     16,215,607      10,816     14,312,538     14,079,892     232,646
                                                   -------------------------------------    --------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                             121,289        121,289        --
Additional paid in capital                         14,557,677     14,557,677        --      127,234,871    127,234,871        --
Treasury Stock A-P-I-C                                                                         (562,506)      (562,506)       --
Retained earnings - prior                          (9,028,340)    (9,028,340)       --      (49,321,103)   (49,321,103)       --
Y-T-D net income pre petition                          (8,532)        (8,532)       --       (2,399,934)    (2,399,934)       --
Y-T-D net income post petition                     (5,876,869)    (5,689,430)   (187,439)   (14,600,006)   (14,306,106)   (293,900)
                                                   -------------------------------------    --------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                         (356,064)      (168,625)   (187,439)    60,472,611     60,766,511    (293,900)
                                                   -------------------------------------    --------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY           15,870,359     16,046,982    (176,623)    74,785,149     74,846,403     (61,254)
                                                   =====================================    ======================================

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
Debtor In Posession Case #97-06084
Comparative Balance Sheet Information

                                                   (UNAUDITED)  (UNAUDITED)                  (UNAUDITED)     (UNAUDITED)
                                                    MARCH 31,   FEBRUARY 29,                  MARCH 31,      FEBRUARY 29,
                                                      2000          2000                         2000            2000
                                                   CONTINUING    CONTINUING                  DISCONTINUED    DISCONTINUED
                                                   OPERATIONS    OPERATIONS       CHANGE      OPERATIONS      OPERATIONS     CHANGE
                                                  -----------------------------------------  --------------------------------------
CURRENT ASSETS
Cash                                                  171,103       178,871        (7,768)           --              --       --
Restricted cash held in escrow                           --            --            --         2,732,711       2,730,694    2,017
Accounts receivable
  A/R--trade                                        9,463,759     9,902,508      (438,749)      3,240,282       3,240,282     --
  A/R--remediation systems                            218,920          --         218,920            --              --       --
  A/R--employees                                       18,508        16,485         2,023            --              --       --
  A/R--supplemental                                      --            --            --         1,242,986       1,242,986     --
  A/R--miscellaneous                                1,225,144     1,224,094         1,050          10,078          10,078     --
  Allowance for doubtful accounts                  (1,364,807)   (1,573,628)      208,821      (3,411,768)     (3,411,768)    --
                                                  ---------------------------------------     ------------------------------------
    Accounts receivable, net                        9,561,524     9,569,459        (7,935)      1,081,578       1,081,578     --
                                                  ---------------------------------------     ------------------------------------
Costs and earnings in excess of billings            4,604,097     4,749,180      (145,083)                                    --
Costs and earnings in excess of billings
 for Remediation Systems                              664,713       676,049       (11,336)                                    --
Prepaid expenses                                      301,141       339,097       (37,956)           --              --       --
                                                  ---------------------------------------     ------------------------------------
TOTAL CURRENT ASSETS                               15,302,578    15,512,656      (210,078)      3,814,289       3,812,272    2,017
                                                  ---------------------------------------     ------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                   2,168,479     2,172,681        (4,202)          1,000           1,000     --
  Automotive equipment                                932,781       932,781          --              --              --       --
  Office furniture and equipment                    1,048,182     1,044,207         3,975            --              --       --
  Land, Building, and leasehold improvements          107,729       107,729          --              --              --       --
                                                  ---------------------------------------     ------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                    4,257,171     4,257,398          (227)          1,000           1,000     --
  Accum. Depreciation                              (3,409,343)   (3,382,663)      (26,680)           --              --       --
                                                  ---------------------------------------     ------------------------------------
TOTAL PROPERTY & EQUIP., NET                          847,828       874,735       (26,907)          1,000           1,000     --
                                                  ---------------------------------------     ------------------------------------
Other Assets                                          129,671       130,563          (892)           --              --       --
Investment & Intercompany in Subsidiaires          74,375,431    74,375,431          --                                       --
                                                  ---------------------------------------     ------------------------------------
TOTAL ASSETS                                       90,655,508    90,893,385      (237,877)      3,815,289       3,813,272    2,017
                                                  =======================================     ====================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                    974,093       966,907         7,186            --              --       --
  Accounts payable - remediation systems              883,634       676,049       207,585            --              --       --
  Line of Credit with GMAC                         25,751,101    25,704,314        46,787                                     --
  Transfer of Pre-petition preference
   collections from vendors                          (963,284)     (925,021)      (38,263)                                    --
                                                  ---------------------------------------     ------------------------------------
  Line of Credit with GMAC, net of
   pre-petition preferences                        24,787,817    24,779,293         8,524            --              --       --
  Accrued expenses, excluding bankruptcy costs        537,881       570,749       (32,868)         69,976          69,976     --
  Estimated claims against cash held in escrow           --            --            --         2,534,466       2,532,449    2,017
                                                  ---------------------------------------     ------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES            18,532,957    18,327,758       205,199      12,648,780      12,646,763    2,017
Intercompany Notes Payable                          7,435,857     7,435,857          --         4,811,126       4,811,126     --
Pre Petition Preference collections from vendors      963,284       925,021        38,263                                     --
Pre Petition Liabilities                            3,606,863     3,606,863          --        11,809,110      11,809,110     --
Pre Petition Estimated Construction Claims               --            --            --         1,800,000       1,800,000     --
                                                  ---------------------------------------     ------------------------------------
  TOTAL LIABILITIES                                30,538,961    30,295,499       243,462      31,069,016      31,066,999    2,017
                                                  ---------------------------------------     ------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                   121,289       121,289          --         5,454,120       5,454,120     --
Additional paid in capital                        141,792,548   141,792,548          --        39,347,007      39,347,007     --
Treasury Stock A-P-I-C                               (562,506)     (562,506)         --              --              --       --
Retained earnings - prior                         (58,349,443)  (58,349,443)         --       (53,656,003)    (53,656,003)    --
Y-T-D net income pre petition                      (2,408,466)   (2,408,466)         --           499,770         499,770     --
Y-T-D net income post petition                    (20,476,875)  (19,995,536)     (481,339)    (18,898,621)    (18,898,621)    --
                                                  ---------------------------------------     ------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                       60,116,547    60,597,886      (481,339)    (27,253,727)    (27,253,727)    --
                                                  ---------------------------------------     ------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY           90,655,508    90,893,385      (237,877)      3,815,289       3,813,272    2,017
                                                  =======================================     ====================================

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
Debtor In Posession Case #97-06084
Comparative Balance Sheet Information


                                                    (UNAUDITED)     (UNAUDITED)
                                                     MARCH 31,      FEBRUARY 29,
                                                       2000            2000
                                                     COMBINED        COMBINED
                                                       FINAL           FINAL             CHANGE
                                                   ------------    ------------        --------
CURRENT ASSETS
Cash                                                    171,103         178,871          (7,768)
Restricted cash held in escrow                        2,732,711       2,730,694           2,017
Accounts receivable
  A/R--trade                                         12,704,041      13,142,790        (438,749)
  A/R--remediation systems                              218,920            --           218,920
  A/R--employees                                         18,508          16,485           2,023
  A/R--supplemental                                   1,242,986       1,242,986            --
  A/R--miscellaneous                                  1,235,222       1,234,172           1,050
  Allowance for doubtful accounts                    (4,776,575)     (4,985,396)        208,821
                                                   --------------------------------------------
    Accounts receivable, net                         10,643,102      10,651,037          (7,935)
                                                   --------------------------------------------
Costs and earnings in excess of billings              4,604,097       4,749,180        (145,083)
Costs and earnings in excess of billings
 for Remediation Systems                                664,713         676,049         (11,336)
Prepaid expenses                                        301,141         339,097         (37,956)
                                                   --------------------------------------------
TOTAL CURRENT ASSETS                                 19,116,867      19,324,928        (208,061)
                                                   --------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                     2,169,479       2,173,681          (4,202)
  Automotive equipment                                  932,781         932,781            --
  Office furniture and equipment                      1,048,182       1,044,207           3,975
  Land, Building, and leasehold improvements            107,729         107,729            --
                                                   --------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                      4,258,171       4,258,398            (227)
  Accum. Depreciation                                (3,409,343)     (3,382,663)        (26,680)
                                                   --------------------------------------------
TOTAL PROPERTY & EQUIP., NET                            848,828         875,735         (26,907)
                                                   --------------------------------------------
Other Assets                                            129,671         130,563            (892)
Investment & Intercompany in Subsidiaires                     0               0            --
                                                   --------------------------------------------
TOTAL ASSETS                                         20,095,366      20,331,226        (235,860)
                                                   ============================================

POST PETITION CURRENT LIABILITIES
  Accounts payable                                      974,093         966,907           7,186
  Accounts payable - remediation systems                883,634         676,049         207,585
  Line of Credit with GMAC                           25,751,101      25,704,314          46,787
  Transfer of Pre-petition preference
   collections from vendors                            (963,284)       (925,021)        (38,263)
                                                   --------------------------------------------
  Line of Credit with GMAC, net of
   pre-petition preferences                          24,787,817      24,779,293           8,524
  Accrued expenses, excluding bankruptcy costs          607,857         640,725         (32,868)
  Estimated claims against cash held in escrow        2,534,466       2,532,449           2,017
                                                   --------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES              31,181,737      30,974,521         207,216
Intercompany Notes Payable                                 --              --              --
Pre Petition Preference collections from vendors        963,284         925,021          38,263
Pre Petition Liabilities                             15,415,973      15,415,973            --
Pre Petition Estimated Construction Claims            1,800,000       1,800,000            --
                                                   --------------------------------------------
  TOTAL LIABILITIES                                  49,360,994      49,115,515         245,479
                                                   --------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                     121,289         121,289            --
Additional paid in capital                          124,465,227     124,465,227            --
Treasury Stock A-P-I-C                                 (562,506)       (562,506)           --
Retained earnings - prior                          (112,005,446)   (112,005,446)           --
Y-T-D net income pre petition                        (1,908,696)     (1,908,696)           --
Y-T-D net income post petition                      (39,375,496)    (38,894,157)       (481,339)
                                                   --------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                        (29,265,628)    (28,784,289)       (481,339)
                                                   --------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY             20,095,366      20,331,226        (235,860)
                                                   ============================================

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
Debtor In Possession Case #97-06084
Comparative Statement of
   Operations Information

                                          (UNAUDITED)      (UNAUDITED)                   (UNAUDITED)       (UNAUDITED)
                                          MONTH ENDED      MONTH ENDED                   MONTH ENDED       MONTH ENDED
                                        MARCH 31, 2000   FEBRUARY 29, 2000             MARCH 31, 2000   FEBRUARY 29, 2000
                                              ESD               ESD          CHANGE       CORPORATE         CORPORATE       CHANGE
                                        --------------------------------------------   -------------------------------------------
Sales                                      1,371,507          998,146        373,361          --               --             --
Cost of Sales                              1,178,560          873,151        305,409          --               --             --
                                           -----------------------------------------      ----------------------------------------
    Gross Profit                             192,947          124,995         67,952          --               --             --
Selling, General, and Administrative         323,836          398,397        (74,561)       79,824           63,010         16,814
                                           -----------------------------------------      ----------------------------------------
Income (Loss) From Operations               (130,889)        (273,402)       142,513       (79,824)         (63,010)       (16,814)
Other Income(Expense):
  I/C Interest Income (Expense)              (56,550)         (56,526)           (24)       56,550           56,526             24
  Interest Expense                              --               --             --        (245,502)        (227,363)       (18,139)
  Other Expense                                 --               --             --          (2,142)          (4,513)         2,371
                                           -----------------------------------------      ----------------------------------------
    Total Other (Expense)                    (56,550)         (56,526)           (24)     (191,094)        (175,350)       (15,744)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses              (187,439)        (329,928)       142,489      (270,918)        (238,360)       (32,558)
Bankruptcy Administrative Expenses                                                         (22,982)        (122,117)        99,135
                                           -----------------------------------------      ----------------------------------------
Net Income (Loss)                           (187,439)        (329,928)       142,489      (293,900)        (360,477)        66,577
                                           =========================================      ========================================


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Statement of
   Operations Information

                                           (UNAUDITED)        (UNAUDITED)                (UNAUDITED)        (UNAUDITED)
                                           MONTH ENDED        MONTH ENDED                MONTH ENDED        MONTH ENDED
                                         MARCH 31, 2000   FEBRUARY 29, 2000            MARCH 31, 2000   FEBRUARY 29, 2000
                                           CONTINUING         CONTINUING                 DISCONTINUED      DISCONTINUED
                                           OPERATIONS         OPERATIONS      CHANGE      OPERATIONS        OPERATIONS       CHANGE
                                         --------------------------------------------  --------------------------------------------
Sales                                       1,371,507           998,146       373,361         --                 --            --
Cost of Sales                               1,178,560           873,151       305,409         --                 --            --
                                            -----------------------------------------     -----------------------------------------
    Gross Profit                              192,947           124,995        67,952         --                 --            --
Selling, General, and Administrative          403,660           461,407       (57,747)        --                 --            --
                                            -----------------------------------------     -----------------------------------------
Income (Loss) From Operations                (210,713)         (336,412)      125,699         --                 --            --
Other Income(Expense):
  I/C Interest Income (Expense)                  --                --            --           --                 --            --
  Interest Expense                           (245,502)         (227,363)      (18,139)        --                 --            --
  Other Expense                                (2,142)           (4,513)        2,371         --               31,100       (31,100)
                                            -----------------------------------------     -----------------------------------------
    Total Other (Expense)                    (247,644)         (231,876)      (15,768)        --               31,100       (31,100)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses               (458,357)         (568,288)      109,931         --               31,100       (31,100)
Bankruptcy Administrative Expenses            (22,982)         (122,117)       99,135         --                 --            --
                                            -----------------------------------------     -----------------------------------------
Net Income (Loss)                            (481,339)         (690,405)      209,066         --               31,100       (31,100)
                                            =========================================     =========================================

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Statement of
   Operations Information

                                             (UNAUDITED)        (UNAUDITED)
                                             MONTH ENDED        MONTH ENDED
                                           MARCH 31, 2000    FEBRUARY 29, 2000
                                              COMBINED            COMBINED
                                                FINAL              FINAL           CHANGE
                                           ----------------------------------------------
Sales                                         1,371,507           998,146         373,361
Cost of Sales                                 1,178,560           873,151         305,409
                                              -------------------------------------------
    Gross Profit                                192,947           124,995          67,952
Selling, General, and Administrative            403,660           461,407         (57,747)
                                              -------------------------------------------
Income (Loss) From Operations                  (210,713)         (336,412)        125,699
Other Income(Expense):
  I/C Interest Income (Expense)                       -                 -               -
  Interest Expense                             (245,502)         (227,363)        (18,139)
  Other Expense                                  (2,142)           26,587         (28,729)
                                              -------------------------------------------
    Total Other (Expense)                      (247,644)         (200,776)        (46,868)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                 (458,357)         (537,188)         78,831
Bankruptcy Administrative Expenses              (22,982)         (122,117)         99,135
                                              -------------------------------------------
Net Income (Loss)                              (481,339)         (659,305)        177,966
                                              ===========================================

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                               (UNAUDITED)       (UNAUDITED)
                                                               MONTH ENDED       MONTH ENDED
                                                             MARCH 31, 2000   FEBRUARY 29, 2000    CHANGE
                                                             --------------   -----------------   ---------
Cash flows from operating activities:
  Net loss                                                      ($481,339)       ($659,305)       $ 177,966

  Adjustments to reconcile net loss to net cash
   (used in) provided by operating activities:
      Depreciation                                                 30,481           40,304           (9,823)
      Write off of accounts receivable                               --            105,920         (105,920)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                            226,855         (234,287)         461,142
      Receivables - remediation systems, net                     (218,920)            --           (218,920)
      Costs in excess of billings                                 145,083          380,241         (235,158)
      Costs in excess of billings - remediation systems            11,336          (20,650)
      Prepaids & other assets                                      37,956         (205,872)         243,828
     Increase (decrease) in:
      Accounts payable - remediation systems                      207,585           20,650          186,935
      Accrued expenses                                            (18,096)          85,280         (103,376)
      Other net changes in assets and liabilities                     892              700              192
                                                                ---------        ---------        ---------
        Total adjustments                                         430,358          135,815          262,557
                                                                ---------        ---------        ---------
        Net cash provided by (used in) operating activities       (50,981)        (523,490)         440,523

Cash flows from investing activities:
     Proceeds from sale of equipment                                  400           11,002          (10,602)
     Additions to property and equipment                           (3,974)         (33,597)          29,623
                                                                ---------        ---------        ---------
       Net cash provided by (used in) investing activities         (3,574)         (22,595)          19,021

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan              46,787          167,059         (120,272)
  Proceeds from pre-petition preference payment receipts           38,263          128,578          (90,315)
  (Reduction) Increase of pre-petition liabilities                (38,263)        (128,578)          90,315
                                                                ---------        ---------        ---------
      Net cash provided by (used in) financing activities          46,787          167,059         (120,272)
                                                                ---------        ---------        ---------
Net increase (decrease) in cash                                    (7,768)        (379,026)         339,272

CASH AT BEGINNING OF PERIOD                                       178,871          557,898         (379,026)
                                                                ---------        ---------        ---------

CASH AT END OF PERIOD                                           $ 171,103        $ 178,871        ($ 39,754)
                                                                =========        =========        =========


           See accompanying notes to financial statement information

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case # 97-06084
March 31, 2000 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation

The financial statement information presented is un-audited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

GMAC Credit Corporation

As of March 31, 2000, the Company's borrowings from GMAC Credit Corporation ("GMACCC") were $25,751,101.

Costs and Earnings in Excess of Billing

The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed, significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable

Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.


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Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Accounts receivable recorded on the corporate balance sheet of $148,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. These funds are held in escrow pending the final determination of the amount of liens asserted by Texas tax authorities.

Florida Supplemental

In January 2000, the ESD Florida Supplemental balances were transferred to Discontinued Operations. The amounts of the transaction transferred were:
Restricted Cash Held in Escrow of $2.7 million, net receivables of $300,000 and Estimated claims against cash held in escrow of $2.5 million.

Pre-Petition Preference Receipts

Beginning in June 1999, Omega began collecting pre-petition preferences. These are accounted for in the pre-petition liabilities section of the corporate balance sheet. Collections for the month of March 2000 and total collections since June 1999 were $38,263 and $963,283 respectively.